Events After the Reporting Period	12 Months Ended
Dec. 31, 2019
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Events After the Reporting Period
44.	EVENT S AFTER THE REPORTING PERIOD

(a)	Issue of corporate bonds
On March 10, 2020, the Group issued three-year, RMB2,000 corporate bonds to qualified investors in Shanghai Securities Exchange with annual interest rate of 2.90%.

(b)	The impact of the Novel Coronavirus (COVID-19) Epidemic
Following the outbreak of the novel coronavirus (COVID-19) epidemic in early 2020, related prevention and control measures across China and other part of the world have been implemented. In addition, the Group has taken a series of measures to ensure smooth and reliable communications. The continuous pandemic has impacted business development and network construction of the Group. The Group keeps continuous attention on the developments of and changes in this situation, timely assesses and actively responds to its impacts on the financial position, operating results and other aspects of the Group.